Non-current accruals	12 Months Ended
Dec. 31, 2022
Non-current accruals [Abstract]
Non-current accruals
16.	Non-current accruals

Non-current accruals include estimates for rebates, chargebacks and other customer fees, and returns in respect of Product revenue, net and Pre-product revenue, net. Further details of the amounts and judgements involved in the determination of these accruals is provided under the Group’s Critical accounting estimates and judgments in Note 2.